UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2009

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                      000-52178                    20-4663714
-----------------------------     ---------                    -----------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
  of Incorporation)                                          Identification No.)


68 North Plank Road, Newburgh, New York                         12550
---------------------------------------                         -----
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On April 28, 2009, the Federal Deposit Insurance Corporation announced its intention to declare an 11.146% payment to creditors of the former Silver State Bank, Henderson, Nevada. Silver State Bank was closed in September 2008 and the FDIC was appointed as receiver. As previously reported by the Registrant, Empire State Bank held a certificate of deposit at Silver State Bank in the amount of $1.0 million of which $900,000 was uninsured at the time that Silver State Bank failed. Based on the FDIC's April 28, 2009 announcement, the Registrant expects that it will receive a payment from the FDIC in the approximate amount of $100,314.

Item 9.01. Financial Statements and Exhibits.

     Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    ES BANCSHARES, INC.


DATE:  May 4, 2009                  By: /s/ Philip Guarnieri
                                        ----------------------------------------
                                        Philip Guarnieri
                                        President and Co-Chief Executive Officer